energy recovery®

Resource Efficiency in Desalination
Driving Affordability

November 20, 2019

Joshua Ballard, Chief Financial Officer, Energy Recovery

NASDAQ: ERII

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

ENERGY RECOVERY SNAPSHOT

- For more than 20 years, Energy Recovery has created technologies that solve complex challenges for industrial fluid flow markets
- We design and manufacture solutions that reduce waste, improve operational efficiency, and drive significant cost-savings for our customers in Water and Oil & Gas
- Our worldwide sales and technical service organization provides on-site support for our products



Headquarters
San Leandro, California
Madrid, Spain
Dubai, UAE
Shanghai, China
R&D, Manufacturing On-Site
Water Sales Offices
Oil & Gas Operations
Commercial Development Center
Katy, Texas*

*Office space, manufacturing facility under construction

energy recovery®

Our technologies lower production costs of clean water and oil & gas, enabling more affordable access to these critical resources

Our Water solutions are in desalination facilities on seven continents, reducing carbon emissions and helping to combat water scarcity around the globe

The PX® Pressure Exchanger® energy recovery device revolutionized seawater reverse osmosis desalination (SWRO), reducing energy costs by up to 60%*

In-development VorTeq™ technology can reduce emissions and energy intensity of oil & gas production while lowering costs – fewer pump failures, smaller site footprint

Energy Recovery estimate



energy recovery

Desalination's Global Impact and Growth

WATER SCARCITY IS A GLOBAL CHALLENGE

FINANCIAL TIMES
No end to crisis in sight as drought grips India's Chennai

The New York Times
Flash Drought in the South Brings Record Heat Without Rain

PBS NEWS HOUR
Water crisis may make Gaza Strip uninhabitable by 2020

MINING [DOT] COM
Miners Face Looming Water Crisis

REUTERS
Chile's president announces water crisis team amid 'intense' drought

npr
Alaska Villages Run Dry And Residents Worry About A 'Future Of No Water'

FRANCE 24
Australia prepares for 'Day Zero' – the day the water runs out

FRESH WATER SCARCITY IS INCREASING, CREATING GLOBAL DEMAND GAPS

60%

The world will only have 60% of the water it needs by 2030

>2B People

1/4 of all people live in high water-stress territories

30%

Potable water demand expected to increase 30% by 2050

26%

Global population is expected to grow from 7.7B to 9.7B in 2050

All statistics - United Nations

DESALINATION IS 2-3% OF GLOBAL FRESH WATER SUPPLY[1]



SWRO Desalination CAPEX Spend Increasing as World Adapts to Water Scarcity[2]
Actual
Projected
$2.1B
$2.0B
$2.5B
$3.0B
$3.7B
$5.2B
$6.6B
$6.8B
2014
2015
2016
2017
2018
2019
2020
2021

[1]Raymond James, [2]DesalData Forecasts

SWRO IS THE MOST COST-EFFICIENT DESALINATION SOLUTION



Decline in Specific Energy Consumption of SWRO System[1]
Specific Energy Consumption (kwh/m³)
25
20
15
10
5
0
1978
1980
1990
2000
2002
2005
2008
First PX Pressure Exchanger installed 1997 in Canary Islands
PX Pressure Exchanger (PX) revolutionized SWRO – PXs can reduce energy costs by up to 60%

[1]*Pennsylvania State University*

THERMAL DESALINATION DECOMMISSIONING CREATING INCREMENTAL DEMAND

- Thermal desalination dominated, but operational costs are ~2x higher than SWRO today
  - $1B SWRO retrofit of two Saudi thermal plants will generate OPEX savings of $360M/year[1]
- Potential for 100 - 150 new SWRO mega projects (>50,000 cubic meters/day) to maintain water supply status quo[2]

Desalination Capacity Increases and Percent Market Share by Decade[1]



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousand cubic meters/day
Thermal
SWRO
100%
97%
3%
84%
16%
59%
41%
45%
55%
26%
74%
1961-1970
1971-1980
1981-1990
1991-2000
2001-2010
2011-2018

[1]DesalData Forecasts; [2]Energy Recovery estimates



energy recovery

Inside the PX Pressure Exchanger

SWRO DESALINATION PROCESS OVERVIEW



PRETREATMENT
Seawater
Intake Pump
DAF
(Dissolved Air Flotation)
Filter Feed Pump
Multimedia Filter
Cartridge Filter
RO (REVERSE OSMOSIS) SYSTEM
High Pressure Pump
RO Membrane System
Product Water Tank
Booster Pump
RO Reject Water
RO Reject Water Stream

PX PRESSURE EXCHANGER RECYCLES HYDRAULIC ENERGY, REDUCES ENERGY COSTS

Without Energy Recovery Devices (ERDs) = Approx. 60% of Energy Wasted


Seawater
Low pressure potable water
MEMBRANES
HIGH PRESSURE PUMP
Pump pushes high pressure seawater through membranes
Energy wasted as high pressure brine hits valve
The Ocean[1]

With PX Pressure Exchanger = Energy recycled, up to 60% decrease in energy use


Incoming seawater routed to pump and PX
Low pressure potable water
MEMBRANES
HIGH PRESSURE PUMP
Main pump size reduced by up to 60%
CIRCULATION PUMP
PX transfers energy from high pressure brine to seawater
PX DEVICE/ARRAY
The Ocean[1]

[1]*Ocean or other geological mass*

- Our pressure exchanger acts like a fluid piston, transferring energy between high- and low-pressure fluids through continuously rotating ducts
  - Provides benefits in a variety of industrial applications using high-pressure fluids
- We use pressure exchanger technology in several products, including our PX Pressure Exchanger

Pressure Exchanger Internal Components

Transfers energy with only one moving part (rotor)


End Cover
Sleeve
Rotor and Duct
Cartridge

Fluid Flows in a Pressure Exchanger


Housing
Low Pressure Fluid IN
High Pressure Fluid OUT
High Pressure Clean Water IN
Low Pressure Clean Water OUT

PRECISION, STRENGTH KEY TO PRESSURE EXCHANGER PERFORMANCE

62 bar / 900 psi

Typical Brine Pressure When Entering PX Pressure Exchanger

2.5 bar / 36 psi

Normal Tire Pressure of Medium Sized Car

100 bar / 1457 psi

Pressure 1000m Under Sea

- Micron gaps between internal pressure exchanger components form a fluid bearing
  - Gaps (thinner than human hair) fill with fluid, lubricating pressure exchanger
  - Allows rotor to rotate without touching sleeve, end covers
- Highly engineered – structural, bearing and fluid flow design promotes durability, longevity
  - Pressure exchanger maintains structural integrity at significant pressures
  - Made with corrosion, abrasion and erosion resistant materials

HOW PRESSURE EXCHANGER TECHNOLOGY WORKS

Sealed Phase

Two fluids on opposite sides of pressure exchanger; rotor duct is sealed, isolating high, low pressure fluid streams

1. Low pressure driven fluid that will be pressurized and sent into system
2. High pressure motive fluid



Rotor duct rotates to pressure exchange phase
Rotor duct rotates to sealed phase
1
2
1
2
3
4

Pressure Exchange Phase

1. Low pressure driven fluid enters the rotor duct
2. High pressure motive fluid enters the rotor duct
3. Low pressure driven fluid contacts motive fluid, expelling it at low pressure
4. High pressure motive fluid contacts driven fluid, expelling it at high pressure

Pressure is exchanged continuously as the rotor spins at high speed

CERAMIC MANUFACTURING DRIVES DURABILITY, LOWERS SWRO FACILITY LIFECYCLE COST

Alumina Raw Material

We carefully select the highest quality alumina powder.

1



Spray Dry

Using our proprietary formulation, we blend and spray dry the raw alumina to be suitable for green body formation.

2



Pressing

We use a cold isostatic press to produce high quality green billets.

3



Green Machining

A CNC machine shapes the green billets into 3-D shapes. Excess ceramic dust is collected to reuse during phase 2.

4



CERAMIC MANUFACTURING DRIVES DURABILITY, LOWERS SWRO FACILITY LIFECYCLE COST

Firing

Green parts are kiln-fired to ensure durability.

5



Hard Grinding

100% of our ceramics are inspected to ensure quality before being ground to meet the final dimensional and fit tolerances.

6



Finished Ceramic

This process results in precise, high-purity ceramic components that are inserted into the vessel of our PX Pressure Exchanger.

7



GLOBAL REACH OF ENERGY RECOVERY WATER SOLUTIONS

17M
cubic meters/day of potable water produced

>50M
people's daily water consumption met

$2.0B
/year saved for customers

>11.5M
metric tons CO_2 emissions prevented/year – equal to >2.4M cars

>20K
devices installed worldwide



Energy Recovery estimates, assumes all deployed devices are in operation

STRONG HISTORICAL AND PROJECTED REVENUE GROWTH

Revenue: 25% CAGR 2014-2018; Significant Projected Growth


Actual
Projected
$30M
$45M
$58M
$69M
$75M
+15-17%
+20-25%
+10-15%
2014
2015
2016
2017
2018
2019
2020
2021

- Water gross margins have grown from less than 54% in 2014 to approximately 70% today
- Desalination industry trends continue to point to a lengthened growth cycle

STRATEGIC OBJECTIVES

Build and enhance infrastructure for growth

Commission Commercial Development Center



Grow and expand market presence in SWRO desalination and beyond

Commercialize VorTeq

energy recovery®

Thank You

Joshua Ballard, CFA, CMA

+1 (510) 483-7370 | Office
+1 (832) 814-2380 | Mobile

jballard@energyrecovery.com

Energy Recovery, Inc.

1717 Doolittle Drive
San Leandro, CA 94577, USA

energyrecovery.com